Exhibit 4.2

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

OFFICERS’ CERTIFICATE

October 28, 2016

Reference is made to (i) Section 3.1 of the Indenture dated as of October 28, 2016 (the “Indenture”), by and between Mondelez International Holdings Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Company”), and an indirect, wholly owned subsidiary of Mondelēz International, Inc., a Virginia corporation (the “Parent Guarantor”), the Parent Guarantor, and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”) and (ii) the Purchase Agreement dated October 19, 2016 (the “Purchase Agreement”), by and among the Company, the Parent Guarantor and Credit Suisse Securities (Europe) Limited, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. as representatives of the initial purchasers named therein, relating to the offer and sale by the Company of $500,000,000 aggregate principal amount of its Floating Rate Notes due 2019, $1,750,000,000 aggregate principal amount of its 1.625% Fixed Rate Notes due 2019 and $1,500,000,000 aggregate principal amount of its 2.000% Fixed Rate Notes due 2021.

Capitalized terms used but not otherwise defined herein shall have the respective meanings given such terms in the Indenture or the Purchase Agreement, as the case may be.

The undersigned Attorney, Authorized Signatory, in the case of Luca Zaramella, and Attorney, Authorized Signatory, in the case of William Whisler of the Company, hereby certify that certain authorized representatives have authorized the issue and sale of the Notes by the Company, and, in connection with such issue, have determined, approved or appointed, as the case may be, the following:

(a)	Title: Floating Rate Notes due 2019 (the “Floating Rate Notes”), 1.625% Fixed Rate Notes due 2019 (the “2019 Fixed Rate Notes”) and 2.000% Fixed Rate Notes due 2021 (the “2021 Fixed Rate Notes” and, together with the Floating Rate Notes and the 2019 Fixed Rate Notes, the “Notes”).

(b)	Principal Amount: $500,000,000 aggregate principal amount of Floating Rate Notes, $1,750,000,000 aggregate principal amount of 2019 Fixed Rate Notes and $1,500,000,000 aggregate principal amount of 2021 Fixed Rate Notes.

(c)	Interest: Interest on the Floating Rate Notes is payable quarterly on January 28, April 28, July 28 and October 28 of each year, commencing on January 28, 2017, to persons in whose name a Floating Rate Note is registered at the close of business 15 calendar days before the interest payment date. The Floating Rate Notes will bear interest at a rate per annum of LIBOR (as determined in accordance with the description reflected in the Company’s Final Offering Memorandum relating to the Notes dated October 19, 2016 (the “Final Offering Memorandum”) under the caption “Description of Notes—Interest on the 2019 Floating Rate Notes”) plus 0.61%, which LIBOR rate will be reset quarterly on January 28, April 28, July 28 and October 28. Interest on the Floating Rate Notes will be computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period.

Interest on the 2019 Fixed Rate Notes is payable semi-annually in arrears on April 28 and October 28 of each year, commencing on April 28, 2017, to the person in whose name a 2019 Fixed Rate Note is registered at the close of business on the preceding April 13 and October 13 before the applicable interest payment date. The 2019 Fixed Rate Notes will bear interest at a rate per annum of 1.625%.

Interest on the 2021 Fixed Rate Notes is payable semi-annually in arrears on April 28 and October 28 of each year, commencing on April 28, 2017, to the person in whose name a 2021 Fixed Rate Note is registered at the close of business on the preceding April 13 and October 13 before the applicable interest payment date. The 2021 Fixed Rate Notes will bear interest at a rate per annum of 2.000%.

Interest on the 2019 Fixed Rate Notes and the 2021 Fixed Rate Notes will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

(d)	Form and Denominations: Fully-registered book-entry form, represented by one or more permanent Global Securities deposited with The Depository Trust Company, including its participants Clearstream or Euroclear, or their respective designated custodian, in denominations of $200,000 and integral multiples of $1,000 in excess thereof.

(e)	Maturity: The Floating Rate Notes will mature on October 28, 2019. The 2019 Fixed Rate Notes will mature on October 28, 2019. The 2021 Fixed Rate Notes will mature on October 28, 2021.

(f)	Optional Redemption:

(i)	Optional Redemption of the 2019 Fixed Rate Notes: The Company may redeem the 2019 Fixed Rate Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as well as accrued and unpaid interest to, but not including, the date of redemption.

(ii)	Optional Redemption of the 2021 Fixed Rate Notes: (a) Prior to September 28, 2021, the Company may redeem the 2021 Fixed Rate Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount plus a “make-whole” premium, as well as accrued and unpaid interest to, but not including, the date of redemption and (b) on or after September 28, 2021, the Company may redeem the 2021 Fixed Rate Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption.

, in each case as set forth in the forms of Global Securities representing the Notes attached hereto as Exhibit A.

2

(g)	Redemption for Tax Reasons: The Company may, at its option, redeem the Notes in whole, but not in part, upon the occurrence of specified tax events as set forth in the forms of Global Securities representing the Notes attached hereto as Exhibit A.

(h)	Change of Control: Upon the occurrence of both (i) a change of control of the Company or the Parent Guarantor and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, unless the Company has exercised its right to redeem the Notes upon the occurrence of specified events as described above under “Redemption for Tax Reasons”, holders of the Notes will have the right to require the Company to repurchase all or any part (equal to $200,000 or an integral multiple of $1,000 in excess thereof) of the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Offering Memorandum dated October 19, 2016 under the caption “Description of Notes—Change of Control.”

(i)	Payment of Additional Amounts: Section 10.10 of the Indenture shall be applicable to the Notes as set forth in the forms of Global Securities representing the Notes attached hereto as Exhibit A.

(j)	Sinking Fund: None.

(k)	Conversion or Exchange: The Notes will not be convertible or exchangeable into other securities of the Company or another Person.

(l)	Purchase Price: 99.750% of the principal amount of the Floating Rate Notes, plus accrued interest, if any, from October 28, 2016. 99.534% of the principal amount of the 2019 Fixed Rate Notes, plus accrued interest, if any, from October 28, 2016. 99.281% of the principal amount of the 2021 Fixed Rate Notes, plus accrued interest, if any, from October 28, 2016.

(m)	Place of Payment; Transfer, Registration and Exchange; Notices and Demands: Payments of principal and interest on the Notes will be made as set forth in the forms of Global Securities representing the Notes attached hereto as Exhibit A. Transfer, registration and exchange of the Notes will be made as set forth in the forms of Global Securities representing the Notes attached hereto as Exhibit A. Any notice required to be given under the Notes to the Company or the Trustee under Section 1.5 of the Indenture shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile or email in PDF format addressed to:

The Company:	Mondelez International Holdings Netherlands B.V. Wilhelminakanaal Zuid 110, 4903-RA Oosterhout Netherlands Email: petruschka.merkus@mdlz.com Attention: Legal Department

3

With a copy to: The Trustee:

Mondelēz International, Inc.

Three Parkway North

Deerfield, Illinois 60015

United States

Email: william.whisler@mdlz.com

Fax: +1 (847) 943 4903

Attention: William Whisler, Assistant Treasurer

Deutsche Bank Trust Company Americas

Corporate Trust

60 Wall Street, 16th Floor

MS: NYC60-1630

New York, New York 10005

Attn: Corporates Team Deal Manager - MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

Fax: 732-578-4635

With a copy to:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company Corporate Trust

100 Plaza One, Mailstop

JCY03-0699 Jersey City, New Jersey 07311

Attn: Corporates Team Deal Manager - MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

Fax: 732-578-4635

Any notice required to be given under the Notes to Holders shall be in accordance with the procedures of The Depository Trust Company.

(n)	Events of Default and Restrictive Covenants: As set forth in the Indenture.

(o)	Trustee and Paying Agent: Deutsche Bank Trust Company Americas.

(p)	Form of Notes: Attached as Exhibit A to this Officers’ Certificate delivered in connection with the delivery of the Notes. The further terms of the Notes shall be as set forth in the Final Offering Memorandum and Exhibit A hereto.

(q)	Price to Public: 100.000% of the principal amount of the Floating Rate Notes, plus accrued interest, if any, from October 28, 2016, 99.784% of the principal amount of the 2019 Fixed Rate Notes, plus accrued interest, if any, from October 28, 2016. 99.631% of the principal amount of the 2021 Fixed Rate Notes, plus accrued interest, if any, from October 28, 2016.

4

(r)	Guarantees: The Notes shall have the benefit of the unconditional guarantee by the Parent Guarantor to pay the principal of, and premium if any, and interest, if any, on the Notes according to the terms of and as more fully described in the Indenture and the related Guarantee attached to the Notes. Reference is made to Article 14 of the Indenture and the Guarantee attached to the Notes for the terms relating the Guarantee, including the release, termination and discharge thereof.

(s)	Miscellaneous: (i) The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit A and in the Indenture. In addition, the Global Securities for the Notes shall include the following language: “To the extent the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.”

5

IN WITNESS WHEREOF, the undersigned Attorneys, Authorized Signatories of the Company have executed this Certificate as of the date first written above.

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Attorney, Authorized Signatory

By:	/s/ William Whisler
Name:	William Whisler
Title:	Attorney, Authorized Signatory

[Officers’ Certificate under Section 3.1 of the Indenture]

EXHIBIT A

Please see attached.

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.2(h) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.2(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TO THE EXTENT THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE MODIFY, SUPPLEMENT OR ARE INCONSISTENT WITH THOSE OF THE INDENTURE, THEN THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE SHALL GOVERN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)][IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S,] ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR

(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

[IN THE CASE OF REGULATION S TEMPORARY NOTES: THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).]

CUSIP: [60920L AB0][N6000L AB1]

ISIN: [US60920LAB09][USN6000LAB10]

Common Code: [150991501][150991153]

[RULE 144A][REGULATION S] GLOBAL NOTE

representing up to

$

Floating Rate Notes due 2019

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

No.	$

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (hereinafter called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) and an indirect, wholly owned subsidiary of Mondelēz International, Inc., a Virginia Corporation (hereinafter called the “Parent Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on October 28, 2019.

Interest Payment Dates:	January 28, April 28, July 28 and October 28 of each year, beginning on January 28, 2017
Record Dates:	January 13, April 13, July 13 and October 13 of each year

Interest on the Notes is payable from October 28, 2016 or from the most recent Interest Payment Date to which interest on the Notes has been paid or duly provided for, at a rate per annum of “LIBOR” (as defined below) plus 0.61% until the principal amount of the Notes is paid or duly made available for payment. Interest will accrue from October 28, 2016 and is payable quarterly in arrears on January 28, April 28, July 28 and October 28 of each year (the “Interest Payment Dates”), beginning on January 28, 2017; provided that if any such date (other than the maturity date or a date fixed for redemption) is not a business day, then the interest payment date will be postponed to the first following business day unless that business day is in the following calendar month, in which case such payment will be made on the immediately preceding business day, and in each case interest shall accrue to, but excluding such Interest Payment Date. The interest rate will be reset quarterly on each Interest Payment Date (each, an “Interest Reset Date”). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business 15 calendar days before the Interest Payment Date.

Payment of the principal of and interest on this Note will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or by wire transfer to an account maintained by the payee at a bank located in the United States. All payments of principal and interest in respect of this Note will be made by the Issuer in immediately available funds.

As used herein, “business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York, provided such day is also a London banking day.

“LIBOR” for each Interest Reset Date, other than for the initial interest rate, will be determined by the Calculation Agent as follows:

(a) LIBOR will be the offered rate (expressed as a percentage per annum) for deposits in U.S. dollars for the three-month period which appears on “Reuters Page LIBOR01” (as defined below) at approximately 11:00 a.m., London time, two “London banking days” prior to the applicable Interest Reset Date.

(b) If this rate does not appear on Reuters Page LIBOR01, the Calculation Agent will obtain such rate from Bloomberg Page BBAM. If no such rate appears on any such page on an interest determination date at approximately 11:00 a.m. London time, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent after consulting with the Issuer) at approximately 11:00 a.m., London time, two London banking days prior to the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for that Interest Reset Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided as requested, LIBOR for that Interest Reset Date will be the arithmetic mean of the rates quoted by three major banks in New York, New York (selected by the Calculation Agent after consulting with the Issuer) at approximately 11:00 a.m., New York time, two London banking days prior to the applicable Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this paragraph, for the period until the next Interest Reset Date, LIBOR will be the same as the rate determined on the immediately preceding Interest Reset Date.

The interest rate in effect from October 28, 2016 to the first Interest Reset Date will be based on three-month LIBOR two London banking days prior to October 28, 2016.

“Bloomberg Page BBAM” means the display designated as page “BBAM” on the screens maintained by Bloomberg L.P. (or any successor service) (or such other page as may replace page BBAM on Bloomberg L.P. or any successor service).

A “London banking day” is any day in which dealings in U.S. dollar deposits are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Reuters Page LIBOR01” means the display designated as page “LIBOR01” on the screens maintained by Reuters (or any successor service) (or such other page as may replace page LIBOR01 on Reuters or any successor service).

The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The “Calculation Agent” is Deutsche Bank Trust Company Americas until such time as the Issuer appoints a successor Calculation Agent. All calculations made by the Calculation Agent in the absence of willful misconduct, bad faith or manifest error shall be conclusive for all purposes and binding on the Issuer and the Holders of the Notes. The Issuer may appoint a successor Calculation Agent at any time at the Issuer’s discretion and without notice to the Holders.

All percentages resulting from any calculation of the interest rate with respect to the Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) being rounded to 9.87655% (or 0.0987655)) and all dollar amounts used in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

Interest on the Notes will be computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period. The interest rate on each of the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

If the date that would be the maturity date or a date fixed for redemption is not a business day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding business day unless that business day is in the following calendar month, in which case such payment will be made on the immediately preceding business day, in each case with the same force and effect as if made on the scheduled maturity date or such date fixed for redemption, and no interest shall accrue as a result of the delayed payment.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V. has caused this instrument to be duly executed.

Dated: October 28, 2016.

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL NOTE (FLOATING RATE NOTE – [144A][REG S])

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Authorized Signatory

Dated: October 28, 2016

SIGNATURE PAGE TO GLOBAL NOTE (FLOATING RATE NOTE – [144A][REG S])

(Reverse of Note)

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

This Note is one of a duly authorized issue of debentures, Notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Issuer of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 28, 2016 (herein called the “Indenture”) between the Issuer, the Parent Guarantor and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Issuer and Parent Guarantor, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as Floating Rate Note due 2019 (the “Notes”).

The Notes have the benefit of the unconditional guarantee by the Parent Guarantor to pay the principal of, and premium if any, and interest, if any, on the Notes according to the terms of and as more fully described in the Indenture and the related Guarantee included herein. Reference is made to Article 14 and the Guarantee included herein for the terms relating the Guarantee, including the release, termination and discharge thereof.

The Issuer may, without the consent of the Holders of the Notes, issue additional Notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional Notes. Any additional Notes having such similar terms, together with the Notes, shall constitute a single series of Notes under the Indenture. No additional Notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has exercised its right to redeem the Notes, Holders may require the Issuer to repurchase all or any part (equal to $200,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Issuer will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

•	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of $200,000 or an integral multiple of $1,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the first public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Parent Guarantor and its subsidiaries taken as a whole to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than Parent Guarantor or one of its subsidiaries; (ii) the approval by the Holders of the Issuer’s or Parent Guarantor’s common stock of any plan or proposal for the liquidation or dissolution of the Issuer or Parent Guarantor (whether or not otherwise in compliance with the provisions of the indenture); (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of Parent Guarantor’s or Issuer’s voting stock; or (iv) the first day on which a majority of the members of Parent Guarantor’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Parent Guarantor who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of Parent Guarantor’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer (as certified by a resolution of its Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Payment of Additional Amounts

All payments by the Issuer, the Parent Guarantor or their paying agents (each referred to in this section as a “Payor”) with respect to any Note or Guarantee will be made free and clear of and without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge and any applicable interest and penalties (collectively “Taxes”), unless the withholding or deduction of such amounts is required by law or the official interpretation thereof.

The Issuer or Parent Guarantor, as applicable, will, subject to the exceptions and limitations set forth below, pay such additional amounts as may be necessary to ensure that every net payment on such Note or guarantee, after deduction or withholding by the applicable withholding agent for or on account of any present or future Tax imposed upon or as a result of such payment by any jurisdiction in which the Issuer or Parent Guarantor is incorporated or organized, resident or engaged in business for tax purposes, or from or through which payment is made by or on behalf of the Issuer or Parent Guarantor, or, in each case, any political subdivision thereof or therein (each a “Relevant Taxing Jurisdiction”), including any such deduction or withholding attributable to the payment of such additional amounts, will not be less than the amount provided in such Note to be then due and payable absent such deduction or withholding (such additional amounts, the “Additional Amounts”). However, the Issuer and Parent Guarantor will not pay Additional Amounts (including, for the avoidance of doubt, any such amount in respect of the payment of Additional Amounts) for or on account of:

(a) any Tax that is imposed or withheld solely by reason of the existence of any present or former connection (other than a connection arising solely from the ownership of those Notes, the receipt of payments in respect of those Notes or the guarantee, or the enforcement of any rights with respect to those Notes or the guarantee) between the Holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, partner or shareholder of such Holder or beneficial owner if such Holder is an estate, trust, partnership, limited liability company, other fiscally transparent entity or corporation, or a Person holding a power over an estate or trust administered by a fiduciary Holder or beneficial owner) of the Notes and the applicable Relevant Taxing Jurisdiction, including without limitation citizenship, nationality, residence, domicile or the existence of a business, permanent establishment, a dependent agent or a place of management present or deemed present in the applicable Relevant Taxing Jurisdiction;

(b) any Tax which would not have been imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(c) any Tax that is payable by any method other than withholding or deduction in respect of any payments under or, in respect of, such Note or the guarantee;

(d) any gift, estate, inheritance, sales, transfer, personal property or any similar Tax;

(e) any Tax if the Holder could have avoided such Tax by presenting the relevant Notes for payment to another paying agent;

(f) any Tax imposed or withheld as a result of the failure of the Holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with any jurisdiction of the Holder or beneficial owner of a Note or to satisfy any information or reporting requirement, if such compliance is required by statute or regulation of the Relevant Taxing Jurisdiction or by an applicable income tax treaty to which the Relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Tax by the Relevant Taxing Jurisdiction; provided, in each case, that the Holder or beneficial owner is legally eligible to satisfy such requirement;

(g) any Tax imposed on or withheld from a payment to a Holder or beneficial owner and that is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income which was adopted by the ECOFIN Council on June 3, 2003 or any law or agreement implementing or complying with, or introduced in order to conform to, such directive;

(h) any Tax imposed on or with respect to any payment to a Holder if such Holder is a fiduciary, limited liability company, partnership, other fiscally transparent entity or other Person other than the sole beneficial owner of the applicable Note to the extent that such Tax would not have been imposed on such payment had the beneficiary, settlor, partner, member or other beneficial owner directly held the Note;

(i) any Tax imposed under sections 1471 through 1474 of the Code as of the issue date (or any amended or successor provision that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to current section 1471(b) of the Code (or any amended or successor version described above) or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement (or related laws or official administrative practices) implementing the foregoing;

(j) any U.S. federal Tax imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Issuer or Parent Guarantor’s stock that is entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(k) any U.S. federal backup withholding Tax imposed pursuant to Section 3406 of the Code;

or

(l) any combination of items (a) through (k) above.

The Issuer will pay any stamp, issue, registration, court or documentary Taxes or any other excise or similar Taxes that are levied by any Relevant Taxing Jurisdiction and required by such Relevant Taxing Jurisdiction to be paid on the execution, delivery, issuance, or registration of any of the Notes, the Indenture, any guarantee or any other document referred to therein, the receipt of any payments with respect thereto (but excluding, solely in the case of such payments, any Taxes described in clause (a), (b), or (d) through (k) or any combination of the foregoing), or enforcement of, any of the Notes or any guarantee. The Issuer will not, however, be obligated to pay any stamp, issue, registration, court or documentary Taxes, or any other excise or similar Tax, that is levied by any Relevant Taxing Jurisdiction in connection with any transfer of a Note or a beneficial interest in a Note to a Person other than the Issuer or Parent Guarantor after the date of issuance of the Notes.

If a Payor is the applicable withholding agent, each of the Issuer and Parent Guarantor will (i) make all withholdings and deductions for Taxes with respect to payments under the Notes or the guarantee that it is required by law or the official interpretation thereof to make, and will remit the full amount deducted or withheld to the relevant tax authority in accordance with applicable law (ii) use its reasonable efforts to obtain tax receipts from each tax authority evidencing the payment of any Taxes so deducted or withheld and (iii) furnish to the Trustee, within a reasonable time after the date of the payment of any such Taxes, certified copies of such Tax receipts evidencing any such payment, or if, notwithstanding its efforts to obtain receipts, receipts are not available, other evidence of such payments.

The above obligations will survive any termination, defeasance or discharge of the indenture and any transfer by a holder or beneficial owner of its Notes, and will apply, mutatis mutandis, to any jurisdiction in which any successor Person to the Issuer or Parent is incorporated or organized, resident or engaged in business for Tax purposes or any jurisdiction from or through which any payment on the Notes (or any Guarantee) is made by or on behalf of such Person and, in each case, any political subdivision thereof or therein.

Whenever in the Indenture or in this Note there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or of any other amount payable under, or with respect to, any of the Notes or any guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

If the Securities of a series provide for the payment of Additional Amounts as contemplated by Section 3.1(20) of the Indenture, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal, premium, if any, and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers’ Certificate, the Issuer will furnish the Trustee for that series of Securities and the Issuer’s principal Paying Agent or Paying Agents, if other than such Trustee, with an Officers’ Certificate instructing such Trustee and such Paying Agent or Paying Agents whether such payment of principal of, and premium, if any, and interest, if any, on the Securities of that series shall be made to Holders of Securities without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer or the Parent Guarantor, as the case may be, will pay to the Trustee for such series of Securities or such Paying Agent such Additional Amounts as may be required pursuant to the terms applicable to such series. The Issuer covenants to indemnify the Trustee for such series of Securities and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to Section 10.10 of the Indenture. For the avoidance of doubt, the Trustee shall not at any time be under any duty or responsibility to any Holder to determine the Additional Amounts, or with respect to the nature, extent, or calculation of the amount of any Additional Amounts owed, or with respect to the method employed in such calculation of any Additional Amounts.

Redemption for Tax Reasons

The Issuer may redeem the Notes prior to maturity in whole, but not in part, on not more than 60 days’ notice and not less than 30 days’ notice (with written notice to the Trustee no less than 15 days (or such shorter period as agreed by the Trustee) prior to the sending of such redemption notice in the event the Trustee is engaged by the Issuer to send such notice or cause such notice to be sent in its name and at its expense) at a redemption price equal to the principal amount of such Notes plus any accrued interest and Additional Amounts to, but not including, the date fixed for redemption if as a result of a change in or amendment to the tax laws, regulations or rulings of the Relevant Taxing Jurisdiction or any change in official position regarding the application or interpretation of such tax laws, regulations or rulings (including by virtue of a holding by a court of competent jurisdiction in the Relevant Taxing Jurisdiction), which change or amendment is announced and becomes effective after the issuance of such Notes (or, if the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction after the issuance of such Notes, after the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction), the Issuer becomes or will become obligated to pay Additional Amounts with respect to the Notes as described above under “—Payment of Additional Amounts,” and the Issuer, in its business judgment, determines that such obligations cannot be avoided by the use of reasonable measures available to the Issuer; provided that (1) no notice of redemption may be given earlier than 90 days prior to the earliest date on which we would be obligated to pay the Additional Amounts giving rise to the redemption if a payment on the applicable Notes were then due and (2) at the time such notice of redemption is given the obligation to pay such Additional Amounts remains in effect.

If the Issuer exercises its option to redeem the Notes, the Issuer will deliver to the Trustee a certificate signed by an authorized officer stating that the Issuer is entitled to redeem the Notes, along with (i) an opinion of independent tax counsel of recognized expertise in the laws of the Relevant Taxing Jurisdiction selected by the Issuer to the effect that a change in law as described above exists and (ii) an Officers’ Certificate to the effect that it cannot avoid its obligation to pay Additional Amounts by the Issuer taking reasonable measures available to it. The Trustee and paying agents will accept and will be entitled to conclusively rely upon such Officers’ Certificate and opinion of counsel as sufficient evidence of the satisfaction of the conditions precedent described above for the Issuer to exercise its right to redeem the Notes, which determination will be conclusive and binding on the Holders of the Notes.

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Issuer with certain conditions set forth therein.

Certain of the Issuer’s obligations under the Indenture with respect to Notes may be terminated if the Issuer irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 5.1(a) of the Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 5.1(a)(4) or 5.1(a)(5) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes together with accrued interest on the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 5.1(a)(4) or Section 5.1(a)(5) of the Indenture occurs with respect to the Issuer, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

The Notes are in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Issuer, the Trustee for the Notes and any agent of the Issuer or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Issuer, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Mondelez International Holdings Netherlands B.V. with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Security for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Note custodian

GUARANTEE

For value received, the Parent Guarantor hereby fully and unconditionally guarantees the due and punctual payment of all of the obligations of the Issuer under the Indenture and the Securities, whether for the payment of principal, of premium, if any, or interest or any Additional Amounts on the Securities or otherwise, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise. This Parent Guarantee will not become effective until the Trustee or authenticating agent duly executes the certificate of authentication on this Security. This Parent Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: October 28, 2016

MONDELĒZ INTERNATIONAL, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GUARANTEE (FLOATING RATE NOTE – [144A][REG S])

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.2(h) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.2(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TO THE EXTENT THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE MODIFY, SUPPLEMENT OR ARE INCONSISTENT WITH THOSE OF THE INDENTURE, THEN THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE SHALL GOVERN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)][IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S,] ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH

OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

[IN THE CASE OF REGULATION S TEMPORARY NOTES: THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).]

CUSIP: [60920L AA2][N6000L AA3]

ISIN: [US60920LAA26]USN6000LAA37

Common Code: [150908400][150904374]

[RULE 144A][REGULATION S] GLOBAL NOTE

representing up to

$

1.625% Fixed Rate Notes due 2019

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

No.	$

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (hereinafter called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) and an indirect, wholly owned subsidiary of Mondelēz International, Inc., a Virginia Corporation (hereinafter called the “Parent Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on October 28, 2019.

Interest Payment Dates:	April 28 and October 28 of each year, beginning on April 28, 2017
Record Dates:	April 13 and October 13

If any Interest Payment Date is not a business day, the Interest Payment Date will be postponed to the next succeeding business day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such Interest Payment Date to the next succeeding business day.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the preceding April 13 and October 13 (each, a “Record Date”) before the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or by wire transfer to an account maintained by the payee at a bank located in the United States. All payments of principal and interest in respect of this Note will be made by the Issuer in immediately available funds.

As used herein, “business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Interest on the Notes will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

If the maturity date or a date fixed for redemption is not a business day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding business day, in each case with the same force and effect as if made on the scheduled maturity date or such date fixed for redemption, and no interest shall accrue as a result of such delayed payment on amounts payable from and after the scheduled maturity date or such redemption date, as the case may be, to the next succeeding business day.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V. has caused this instrument to be duly executed.

Dated: October 28, 2016.

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL NOTE (2019 FIXED RATE – [144A][REG S])

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Authorized Signatory

Dated: October 28, 2016

SIGNATURE PAGE TO GLOBAL NOTE (2019 FIXED RATE – [144A][REG S])

(Reverse of Note)

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

This Note is one of a duly authorized issue of debentures, Notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Issuer of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 28, 2016 (herein called the “Indenture”) between the Issuer, the Parent and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Issuer and Parent, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as 1.625% Fixed Rate Notes due 2019 (the “Notes”).

The Notes have the benefit of the unconditional guarantee by the Parent to pay the principal of, and premium if any, and interest, if any, on the Notes according to the terms of and as more fully described in the Indenture and the related Guarantee included herein. Reference is made to Article 14 and the Guarantee included herein for the terms relating the Guarantee, including the release, termination and discharge thereof.

The Issuer may, without the consent of the Holders of the Notes, issue additional Notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional Notes. Any additional Notes having such similar terms, together with the Notes, shall constitute a single series of Notes under the Indenture. No additional Notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has exercised its right to redeem the Notes, Holders may require the Issuer to repurchase all or any part (equal to $200,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Issuer will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

•	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of $200,000 or an integral multiple of $1,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the first public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Parent and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than Parent or one of its subsidiaries; (ii) the approval by the holders of the Issuer’s or Parent’s common stock of any plan or proposal for the liquidation or dissolution of the Issuer or Parent (whether or not otherwise in compliance with the provisions of the indenture); (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of Parent’s or Issuer’s voting stock; or (iv) the first day on which a majority of the members of Parent’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Parent who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of Parent’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer (as certified by a resolution of its Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Optional Redemption

The Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice (with written notice to the Trustee no less than 15 days (or such shorter period as agreed by the Trustee) prior to the sending of such redemption notice in the event the Trustee is engaged by the Issuer to send such notice in its name and at its expense). The redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 12.5 basis points, plus accrued and unpaid interest on the principal amount of the Notes to, but not including, the date of redemption.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., Mizuho Securities USA Inc., or their affiliates, which are primary United States government securities dealers and one other leading primary U.S. government securities dealer in New York City reasonably designated by the Issuer; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 2:00 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (such price expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) accrued interest to the redemption date on the Notes to be redeemed on such date. The Trustee shall not be responsible for calculating any “make-whole” premium. If less than all of the Notes of any series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, pro rata or by such method as the Trustee shall deem fair and appropriate in each case in accordance with the applicable procedures of DTC. On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). After the redemption date, holders of Notes that were redeemed will have no rights with respect to the Notes except the right to receive the redemption price and any unpaid interest to the redemption date.

Payment of Additional Amounts

All payments by the Issuer, the Parent Guarantor or their paying agents (each referred to in this section as a “Payor”) with respect to any Note or Guarantee will be made free and clear of and without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge and any applicable interest and penalties (collectively “Taxes”), unless the withholding or deduction of such amounts is required by law or the official interpretation thereof.

The Issuer or Parent, as applicable, will, subject to the exceptions and limitations set forth below, pay such additional amounts as may be necessary to ensure that every net payment on such Note or guarantee, after deduction or withholding by the applicable withholding agent for or on account of any present or future Tax imposed upon or as a result of such payment by any jurisdiction in which the Issuer or Parent is incorporated or organized, resident or engaged in business for tax purposes, or from or through which payment is made by or on behalf of the Issuer or Parent, or, in each case, any political subdivision thereof or therein (each a “Relevant Taxing Jurisdiction”), including any such deduction or withholding attributable to the payment of such additional amounts, will not be less than the amount provided in such Note to be then due and payable absent such deduction or withholding (such additional amounts, the “Additional Amounts”). However, the Issuer and Parent will not pay Additional Amounts (including, for the avoidance of doubt, any such amount in respect of the payment of Additional Amounts) for or on account of:

(a) any Tax that is imposed or withheld solely by reason of the existence of any present or former connection (other than a connection arising solely from the ownership of those Notes, the receipt of payments in respect of those Notes or the guarantee, or the enforcement of any rights with respect to those Notes or the guarantee) between the holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, partner or shareholder of such holder or beneficial owner if such holder is an estate, trust, partnership, limited liability company, other fiscally transparent entity or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder or beneficial owner) of the Notes and the applicable Relevant Taxing Jurisdiction, including without limitation citizenship, nationality, residence, domicile or the existence of a business, permanent establishment, a dependent agent or a place of management present or deemed present in the applicable Relevant Taxing Jurisdiction;

(b) any Tax which would not have been imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(c) any Tax that is payable by any method other than withholding or deduction in respect of any payments under or, in respect of, such Note or the guarantee;

(d) any gift, estate, inheritance, sales, transfer, personal property or any similar Tax;

(e) any Tax if the holder could have avoided such Tax by presenting the relevant Notes for payment to another paying agent;

(f) any Tax imposed or withheld as a result of the failure of the Holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with any jurisdiction of the holder or beneficial owner of a Note or to satisfy any information or reporting requirement, if such compliance is required by statute or regulation of the Relevant Taxing Jurisdiction or by an applicable income tax treaty to which the Relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Tax by the Relevant Taxing Jurisdiction; provided, in each case, that the holder or beneficial owner is legally eligible to satisfy such requirement;

(g) any Tax imposed on or withheld from a payment to a holder or beneficial owner and that is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income which was adopted by the ECOFIN Council on June 3, 2003 or any law or agreement implementing or complying with, or introduced in order to conform to, such directive;

(h) any Tax imposed on or with respect to any payment to a holder if such holder is a fiduciary, limited liability company, partnership, other fiscally transparent entity or other person other than the sole beneficial owner of the applicable Note to the extent that such Tax would not have been imposed on such payment had the beneficiary, settlor, partner, member or other beneficial owner directly held the Note;

(i) any Tax imposed under sections 1471 through 1474 of the Code as of the issue date (or any amended or successor provision that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to current section 1471(b) of the Code (or any amended or successor version described above) or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement (or related laws or official administrative practices) implementing the foregoing;

(j) any U.S. federal Tax imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Issuer or Parent’s stock that is entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(k) any U.S. federal backup withholding Tax imposed pursuant to Section 3406 of the Code;

or

(l) any combination of items (a) through (k) above

The Issuer will pay any stamp, issue, registration, court or documentary Taxes or any other excise or similar Taxes that are levied by any Relevant Taxing Jurisdiction and required by such Relevant Taxing Jurisdiction to be paid on the execution, delivery, issuance, or registration of any of the Notes, the Indenture, any guarantee or any other document referred to therein, the receipt of any payments with respect thereto (but excluding, solely in the case of such payments, any Taxes described in clause (a), (b), or (d) through (k) or any combination of the foregoing), or enforcement of, any of the Notes or any guarantee. The Issuer will not, however, be obligated to pay any stamp, issue, registration, court or documentary Taxes, or any other excise or similar Tax, that is levied by any Relevant Taxing Jurisdiction in connection with any transfer of a Note or a beneficial interest in a Note to a person other than the Issuer or Parent after the date of issuance of the Notes.

If a Payor is the applicable withholding agent, each of the Issuer and Parent will (i) make all withholdings and deductions for Taxes with respect to payments under the Notes or the guarantee that it is required by law or the official interpretation thereof to make, and will remit the full amount deducted or withheld to the relevant tax authority in accordance with applicable law (ii) use its reasonable efforts to obtain tax receipts from each tax authority evidencing the payment of any Taxes so deducted or withheld and (iii) furnish to the Trustee, within a reasonable time after the date of the payment of any such Taxes, certified copies of such Tax receipts evidencing any such payment, or if, notwithstanding its efforts to obtain receipts, receipts are not available, other evidence of such payments.

The above obligations will survive any termination, defeasance or discharge of the indenture and any transfer by a holder or beneficial owner of its Notes, and will apply, mutatis mutandis, to any jurisdiction in which any successor Person to the Issuer or Parent is incorporated or organized, resident or engaged in business for Tax purposes or any jurisdiction from or through which any payment on the Notes (or any Guarantee) is made by or on behalf of such Person and, in each case, any political subdivision thereof or therein.

Whenever in the Indenture or in this Note there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or of any other amount payable under, or with respect to, any of the Notes or any guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

If the Securities of a series provide for the payment of Additional Amounts as contemplated by Section 3.1(20) of the Indenture, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal, premium, if any, and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers’ Certificate, the Issuer will furnish the Trustee for that series of Securities and the Issuer’s principal Paying Agent or Paying Agents, if other than such Trustee, with an Officers’ Certificate instructing such Trustee and such Paying Agent or Paying Agents whether such payment of principal of, and premium, if any, and interest, if any, on the Securities of that series shall be made to Holders of Securities without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer or the Parent, as the case may be, will pay to the Trustee for such series of Securities or such Paying Agent such Additional Amounts as may be required pursuant to the terms applicable to such series. The Issuer covenants to indemnify the Trustee for such series of Securities and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to Section 10.10 of the Indenture. For the avoidance of doubt, the Trustee shall not at any time be under any duty or responsibility to any Holder to determine the Additional Amounts, or with respect to the nature, extent, or calculation of the amount of any Additional Amounts owed, or with respect to the method employed in such calculation of any Additional Amounts.

Redemption for Tax Reasons

The Issuer may redeem the Notes prior to maturity in whole, but not in part, on not more than 60 days’ notice and not less than 30 days’ notice (with written notice to the Trustee no less than 15 days (or such shorter period as agreed by the Trustee) prior to the sending of such redemption notice in the event the Trustee is engaged by the Issuer to send such notice or cause such notice to be sent in its name and at its expense) at a redemption price equal to the principal amount of such Notes plus any accrued interest and Additional Amounts to, but not including, the date fixed for redemption if as a result of a change in or amendment to the tax laws, regulations or rulings of the Relevant Taxing Jurisdiction or any change in official position regarding the application or interpretation of such tax laws, regulations or rulings (including by virtue of a holding by a court of competent jurisdiction in the Relevant Taxing Jurisdiction), which change or amendment is announced and becomes effective after the issuance of such Notes (or, if the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction after the issuance of such Notes, after the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction), the Issuer becomes or will become obligated to pay Additional Amounts with respect to the Notes as described below under “—Payment of Additional Amounts,” and the Issuer, in its business judgment, determines that such obligations cannot be avoided by the use of reasonable measures available to the Issuer; provided that (1) no notice of redemption may be given earlier than 90 days prior to the earliest date on which we would be obligated to pay the Additional Amounts giving rise to the redemption if a payment on the applicable Notes were then due and (2) at the time such notice of redemption is given the obligation to pay such Additional Amounts remains in effect.

If the Issuer exercises its option to redeem the Notes, the Issuer will deliver to the Trustee a certificate signed by an authorized officer stating that the Issuer is entitled to redeem the Notes, along with (i) an opinion of independent tax counsel of recognized expertise in the laws of the Relevant Taxing Jurisdiction selected by the Issuer to the effect that a change in law as described above exists and (ii) an Officer’s Certificate to the effect that it cannot avoid its obligation to pay Additional Amounts by the Issuer taking reasonable measures available to it. The

Trustee and paying agents will accept and will be entitled to conclusively rely upon such Officer’s Certificate and opinion of counsel as sufficient evidence of the satisfaction of the conditions precedent described above for the Issuer to exercise its right to redeem the Notes, which determination will be conclusive and binding on the holders of the Notes.

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Issuer with certain conditions set forth therein.

Certain of the Issuer’s obligations under the Indenture with respect to Notes, may be terminated if the Issuer irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 5.1(a) of the Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 5.1(a)(4) or 5.1(a)(5) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes together with accrued interest on the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 5.1(a)(4) or Section 5.1(a)(5) of the Indenture occurs with respect to the Issuer, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

The Notes are in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Issuer, the Trustee for the Notes and any agent of the Issuer or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Issuer, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Mondelez International Holdings Netherlands B.V. with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Security for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Note custodian

GUARANTEE

For value received, the Parent Guarantor hereby fully and unconditionally guarantees the due and punctual payment of all of the obligations of the Issuer under the Indenture and the Securities, whether for the payment of principal, of premium, if any, or interest or any Additional Amounts on the Securities or otherwise, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise. This Parent Guarantee will not become effective until the Trustee or authenticating agent duly executes the certificate of authentication on this Security. This Parent Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: October 28, 2016

MONDELĒZ INTERNATIONAL, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GUARANTEE (2019 FIXED RATE – [144A][REG S])

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.2(h) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.2(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TO THE EXTENT THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE MODIFY, SUPPLEMENT OR ARE INCONSISTENT WITH THOSE OF THE INDENTURE, THEN THE TERMS, CONDITIONS AND OTHER PROVISIONS OF THIS NOTE SHALL GOVERN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) [IN THE CASE OF RULE 144A NOTES: THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)][IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATIONS,] ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH

OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

[IN THE CASE OF REGULATION S TEMPORARY NOTES: THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).]

CUSIP: [60920L AC8][N6000L AC9]

ISIN: [US60920LAC81][USN6000LAC92]

Common Code: [150910846][150910889]

[RULE 144A][REGULATION S] GLOBAL NOTE

representing up to

$

2.000% Fixed Rate Notes due 2021

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

No.	$

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (hereinafter called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) and an indirect, wholly owned subsidiary of Mondelēz International, Inc., a Virginia Corporation (hereinafter called the “Parent Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on October 28, 2021.

Interest Payment Dates:	April 28 and October 28 of each year, beginning on April 28, 2017
Record Dates:	April 13 and October 13

If any Interest Payment Date is not a business day, the Interest Payment Date will be postponed to the next succeeding business day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such Interest Payment Date to the next succeeding business day.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the preceding April 13 and October 13 (each, a “Record Date”) before the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or by wire transfer to an account maintained by the payee at a bank located in the United States. All payments of principal and interest in respect of this Note will be made by the Issuer in immediately available funds.

As used herein, “business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Interest on the Notes will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

If the maturity date or a date fixed for redemption is not a business day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding business day, in each case with the same force and effect as if made on the scheduled maturity date or such date fixed for redemption, and no interest shall accrue as a result of such delayed payment on amounts payable from and after the scheduled maturity date or such redemption date, as the case may be, to the next succeeding business day.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V. has caused this instrument to be duly executed.

Dated: October 28, 2016.

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL NOTE (2021 FIXED RATE – [144A][REG S])

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	Deutsche Bank National Trust Company

By:
Authorized Signatory

Dated: October 28, 2016

SIGNATURE PAGE TO GLOBAL NOTE (2021 FIXED RATE – [144A][REG S])

(Reverse of Note)

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.

This Note is one of a duly authorized issue of debentures, Notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Issuer of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 28, 2016 (herein called the “Indenture”) between the Issuer, the Parent and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Issuer and Parent, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as 2.000% Fixed Rate Notes due 2021 (the “Notes”).

The Notes have the benefit of the unconditional guarantee by the Parent to pay the principal of, and premium if any, and interest, if any, on the Notes according to the terms of and as more fully described in the Indenture and the related Guarantee included herein. Reference is made to Article 14 and the Guarantee included herein for the terms relating the Guarantee, including the release, termination and discharge thereof.

The Issuer may, without the consent of the Holders of the Notes, issue additional Notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional Notes. Any additional Notes having such similar terms, together with the Notes, shall constitute a single series of Notes under the Indenture. No additional Notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has exercised its right to redeem the Notes, Holders may require the Issuer to repurchase all or any part (equal to $200,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Issuer will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

•	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of $200,000 or an integral multiple of $1,000 in excess thereof.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the first public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Parent and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than Parent or one of its subsidiaries; (ii) the approval by the holders of the Issuer’s or Parent’s common stock of any plan or proposal for the liquidation or dissolution of the Issuer or Parent (whether or not otherwise in compliance with the provisions of the indenture); (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of Parent’s or Issuer’s voting stock; or (iv) the first day on which a majority of the members of Parent’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Parent who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of Parent’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer (as certified by a resolution of its Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Optional Redemption

At any time prior to September 28, 2021, the Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time and from time to time on at least 30 days’, but not more than 60 days’, prior notice (with written notice to the Trustee no less than 15 days (or such shorter period as agreed by the Trustee) prior to the sending of such redemption notice in the event the Trustee is engaged by the Issuer to send such notice in its name and at its expense). The redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, plus accrued and unpaid interest on the principal amount of the Notes to, but not including, the date of redemption.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotation or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuer.

“Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc., Mizuho Securities USA Inc., or their affiliates, which are primary United States government securities dealers and one other leading primary U.S. government securities dealer in New York City reasonably designated by the Issuer; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 2:00 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (such price expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

On or after September 28, 2021, the Issuer may redeem the Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption.

On or before the redemption date, the Issuer will deposit with the Trustee money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) accrued interest to the redemption date on the Notes to be redeemed on such date. The Trustee shall not be responsible for calculating any “make-whole” premium. If less than all of the Notes of any series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, pro rata or by such method as the Trustee shall deem fair and appropriate in each case in accordance with the applicable procedures of DTC. On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). After the redemption date, holders of Notes that were redeemed will have no rights with respect to the Notes except the right to receive the redemption price and any unpaid interest to the redemption date.

Payment of Additional Amounts

All payments by the Issuer, the Parent Guarantor or their paying agents (each referred to in this section as a “Payor”) with respect to any Note or Guarantee will be made free and clear of and without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge and any applicable interest and penalties (collectively “Taxes”), unless the withholding or deduction of such amounts is required by law or the official interpretation thereof.

The Issuer or Parent, as applicable, will, subject to the exceptions and limitations set forth below, pay such additional amounts as may be necessary to ensure that every net payment on such Note or guarantee, after deduction or withholding by the applicable withholding agent for or on account of any present or future Tax imposed upon or as a result of such payment by any jurisdiction in which the Issuer or Parent is incorporated or organized, resident or engaged in business for tax purposes, or from or through which payment is made by or on behalf of the Issuer or Parent, or, in each case, any political subdivision thereof or therein (each a “Relevant Taxing Jurisdiction”), including any such deduction or withholding attributable to the payment of such additional amounts, will not be less than the amount provided in such Note to be then due and payable absent such deduction or withholding (such additional amounts, the “Additional Amounts”). However, the Issuer and Parent will not pay Additional Amounts (including, for the avoidance of doubt, any such amount in respect of the payment of Additional Amounts) for or on account of:

(a) any Tax that is imposed or withheld solely by reason of the existence of any present or former connection (other than a connection arising solely from the ownership of those Notes, the receipt of payments in respect of those Notes or the guarantee, or the enforcement of any rights with respect to those Notes or the guarantee) between the holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, partner or shareholder of such holder or beneficial owner if such holder is an estate, trust, partnership, limited liability company, other fiscally transparent entity or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder or beneficial owner) of the Notes and the applicable Relevant Taxing Jurisdiction, including without limitation citizenship, nationality, residence, domicile or the existence of a business, permanent establishment, a dependent agent or a place of management present or deemed present in the applicable Relevant Taxing Jurisdiction;

(b) any Tax which would not have been imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(c) any Tax that is payable by any method other than withholding or deduction in respect of any payments under or, in respect of, such Note or the guarantee;

(d) any gift, estate, inheritance, sales, transfer, personal property or any similar Tax;

(e) any Tax if the holder could have avoided such Tax by presenting the relevant Notes for payment to another paying agent;

(f) any Tax imposed or withheld as a result of the failure of the Holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with any jurisdiction of the holder or beneficial owner of a Note or to satisfy any information or reporting requirement, if such compliance is required by statute or regulation of the Relevant Taxing Jurisdiction or by an applicable income tax treaty to which the Relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Tax by the Relevant Taxing Jurisdiction; provided, in each case, that the holder or beneficial owner is legally eligible to satisfy such requirement;

(g) any Tax imposed on or withheld from a payment to a holder or beneficial owner and that is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income which was adopted by the ECOFIN Council on June 3, 2003 or any law or agreement implementing or complying with, or introduced in order to conform to, such directive;

(h) any Tax imposed on or with respect to any payment to a holder if such holder is a fiduciary, limited liability company, partnership, other fiscally transparent entity or other person other than the sole beneficial owner of the applicable Note to the extent that such Tax would not have been imposed on such payment had the beneficiary, settlor, partner, member or other beneficial owner directly held the Note;

(i) any Tax imposed under sections 1471 through 1474 of the Code as of the issue date (or any amended or successor provision that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to current section 1471(b) of the Code (or any amended or successor version described above) or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement (or related laws or official administrative practices) implementing the foregoing;

(j) any U.S. federal Tax imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Issuer or Parent’s stock that is entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(k) any U.S. federal backup withholding Tax imposed pursuant to Section 3406 of the Code;

or

(l) any combination of items (a) through (k) above

The Issuer will pay any stamp, issue, registration, court or documentary Taxes or any other excise or similar Taxes that are levied by any Relevant Taxing Jurisdiction and required by such Relevant Taxing Jurisdiction to be paid on the execution, delivery, issuance, or registration of any of the Notes, the Indenture, any guarantee or any other document referred to therein, the receipt of any payments with respect thereto (but excluding, solely in the case of such payments, any Taxes described in clause (a), (b), or (d) through (k) or any combination of the foregoing), or enforcement of, any of the Notes or any guarantee. The Issuer will not, however, be obligated to pay any stamp, issue, registration, court or documentary Taxes, or any other excise or similar Tax, that is levied by any Relevant Taxing Jurisdiction in connection with any transfer of a Note or a beneficial interest in a Note to a person other than the Issuer or Parent after the date of issuance of the Notes.

If a Payor is the applicable withholding agent, each of the Issuer and Parent will (i) make all withholdings and deductions for Taxes with respect to payments under the Notes or the guarantee that it is required by law or the official interpretation thereof to make, and will remit the full amount deducted or withheld to the relevant tax authority in accordance with applicable law (ii) use its reasonable efforts to obtain tax receipts from each tax authority evidencing the payment of any Taxes so deducted or withheld and (iii) furnish to the Trustee, within a reasonable time after the date of the payment of any such Taxes, certified copies of such Tax receipts evidencing any such payment, or if, notwithstanding its efforts to obtain receipts, receipts are not available, other evidence of such payments.

The above obligations will survive any termination, defeasance or discharge of the indenture and any transfer by a holder or beneficial owner of its Notes, and will apply, mutatis mutandis, to any jurisdiction in which any successor Person to the Issuer or Parent is incorporated or organized, resident or engaged in business for Tax purposes or any jurisdiction from or through which any payment on the Notes (or any Guarantee) is made by or on behalf of such Person and, in each case, any political subdivision thereof or therein.

Whenever in the Indenture or in this Note there is mentioned, in any context, the payment of amounts based upon the principal amount of the Notes or of principal, interest or of any other amount payable under, or with respect to, any of the Notes or any guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

If the Securities of a series provide for the payment of Additional Amounts as contemplated by Section 3.1(20) of the Indenture, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal, premium, if any, and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers’ Certificate, the Issuer will furnish the Trustee for that series of Securities and the Issuer’s principal Paying Agent or Paying Agents, if other than such Trustee, with an Officers’ Certificate instructing such Trustee and such Paying Agent or Paying Agents whether such payment of principal of, and premium, if any, and interest, if any, on the Securities of that series shall be made to Holders of Securities without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Issuer or the Parent, as the case may be, will pay to the Trustee for such series of Securities or such Paying Agent such Additional Amounts as may be required pursuant to the terms applicable to such series. The Issuer covenants to indemnify the Trustee for such series of Securities and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to Section 10.10 of the Indenture. For the avoidance of doubt, the Trustee shall not at any time be under any duty or responsibility to any Holder to determine the Additional Amounts, or with respect to the nature, extent, or calculation of the amount of any Additional Amounts owed, or with respect to the method employed in such calculation of any Additional Amounts.

Redemption for Tax Reasons

The Issuer may redeem the Notes prior to maturity in whole, but not in part, on not more than 60 days’ notice and not less than 30 days’ notice (with written notice to the Trustee no less than 15 days (or such shorter period as agreed by the Trustee) prior to the sending of such redemption notice in the event the Trustee is engaged by the Issuer to send such notice or cause such notice to be sent in its name and at its expense) at a redemption price equal to the principal amount of such Notes plus any accrued interest and Additional Amounts to, but not including, the date fixed for redemption if as a result of a change in or amendment to the tax laws, regulations or rulings of the Relevant Taxing Jurisdiction or any change in official position regarding the application or interpretation of such tax laws, regulations or rulings (including by virtue of a holding by a court of competent jurisdiction in the Relevant Taxing Jurisdiction), which change or amendment is announced and becomes effective after the issuance of such Notes (or, if the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction after the issuance of such Notes, after the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction), the Issuer becomes or will become obligated to pay Additional Amounts with respect to the Notes as described below under “—Payment of Additional Amounts,” and the Issuer, in its business judgment, determines that such obligations cannot be avoided by the use of reasonable measures available to the Issuer; provided that (1) no notice of redemption may be given earlier than 90 days prior to the earliest date on which we would be obligated to pay the Additional Amounts giving rise to the redemption if a payment on the applicable Notes were then due and (2) at the time such notice of redemption is given the obligation to pay such Additional Amounts remains in effect.

If the Issuer exercises its option to redeem the Notes, the Issuer will deliver to the Trustee a certificate signed by an authorized officer stating that the Issuer is entitled to redeem the Notes, along with (i) an opinion of independent tax counsel of recognized expertise in the laws of the Relevant Taxing Jurisdiction selected by the Issuer to the effect that a change in law as described above exists and (ii) an Officer’s Certificate to the effect that it cannot avoid its obligation to pay Additional Amounts by the Issuer taking reasonable measures available to it. The Trustee and paying agents will accept and will be entitled to conclusively rely upon such Officer’s Certificate and opinion of counsel as sufficient evidence of the satisfaction of the conditions precedent described above for the Issuer to exercise its right to redeem the Notes, which determination will be conclusive and binding on the holders of the Notes.

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Issuer with certain conditions set forth therein.

Certain of the Issuer’s obligations under the Indenture with respect to Notes, may be terminated if the Issuer irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 5.1(a) of the Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 5.1(a)(4) or 5.1(a)(5) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes together with accrued interest on the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 5.1(a)(4) or Section 5.1(a)(5) of the Indenture occurs with respect to the Issuer, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

The Notes are in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Issuer, the Trustee for the Notes and any agent of the Issuer or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Issuer, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Mondelez International Holdings Netherlands B.V. with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Security for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Note custodian

GUARANTEE

For value received, the Parent Guarantor hereby fully and unconditionally guarantees the due and punctual payment of all of the obligations of the Issuer under the Indenture and the Securities, whether for the payment of principal, of premium, if any, or interest or any Additional Amounts on the Securities or otherwise, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise. This Parent Guarantee will not become effective until the Trustee or authenticating agent duly executes the certificate of authentication on this Security. This Parent Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated: October 28, 2016

MONDELĒZ INTERNATIONAL, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GUARANTEE (2021 FIXED RATE – [144A][REG S])